United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 18, 2022

Date of Report (Date of earliest event reported)

Astrea Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39996	85-2609730
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Ocean Lane Drive, Apt. 3021 Key Biscayne, Florida	33149
(Address of Principal Executive Offices)	(Zip Code)

(347) 607-8025

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	ASAXU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	ASAX	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per whole share	ASAXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 22, 2022, Astrea Acquisition Corp. (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department of the Nasdaq Stock Market (“NASDAQ”) indicating that the Company was not in compliance with Listing Rule 5250(c)(1) because the Company had failed to file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 (the “Delinquent Report”).

The Notice stated that no later than January 23, 2023, the Company is required to submit a plan to regain compliance with respect to the filing of the Delinquent Report. If NASDAQ accepts the Company’s plan, it has the discretion to grant the Company an extension of up to 180 calendar days from the due date of the Delinquent Report (or until May 15, 2023) to regain compliance.

The Company is continuing to work diligently to complete the Delinquent Report. This notification has no immediate effect on the listing of the Company’s shares on NASDAQ. There can be no assurance, however, that the Company will be able to regain compliance with the listing requirements discussed above or otherwise satisfy the other NASDAQ listing criteria.

The Company issued a press release announcing the foregoing, which press release is attached to this Current Report on Form 8-K as exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective November 18, 2022, Felipe Gonzalez and Jose Luis Cordova resigned as directors of Astrea. No new directors have been nominated yet to replace them.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 25, 2022
104	Cover page interactive data file (inbeddded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 25, 2022

ASTREA ACQUISITION CORP.

By:	/s/ Catullus Helmer
Name:	Catullus Helmer
Title:	Chief Executive Officer

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